SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2011


                                SAVWATT USA, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-52402                 27-2478133
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)         Identification Number)


1100 Wicomico Street, Suite 700, Baltimore, Maryland               21224
      (Address of Principal Executive Offices)                   (Zip Code)

6801 Eastern Avenue, Suite 203, Baltimore, Maryland                21224
  (Former Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (866) 641-3507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.133-4(c))
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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     Since March 31,2011, the Company has issued the following securities without registration under the Securities Act of 1933:

                              COMMON STOCK ISSUED:

  Date                Shares         Consideration      Reason for Issuance
  ----                ------         -------------      -------------------
04/01/2011           5,454,500          $10,000          Debt conversions      1
04/03/2011           9,697,000          $16,000          Debt conversions      2
04/03/2011           6,103,900          $14,100          Debt conversions      4
04/03/2011           4,242,400          $ 7,000          Debt conversions     11
04/06/2011          12,000,000          $30,000          Debt conversions      8
04/11/2011          20,000,000          $20,000          Debt conversions      6
04/14/2011           7,407,400          $10,000          Debt conversions      3
04/14/2011          20,000,000          $30,000          Debt conversions      8
04/14/2011           3,846,100          $ 5,000          Debt conversions     11
04/25/2011          20,000,000          $30,000          Debt conversions      8
04/26/2011           3,241,800          $ 5,900          Debt conversions      7
04/27/2011             931,700          $ 1,500          Debt conversions      7
04/27/2011           5,217,400          $ 6,000          Debt conversions     11
04/28/2011           3,246,700          $ 5,000          Debt conversions      4
04/29/2011           2,380,900          $ 3,500          Debt conversions      4
05/02/2011           1,020,400          $ 1,500          Debt conversions      4
05/02/2011             680,300          $ 1,000          Debt conversions      7
05/02/2011           2,380,900          $ 2,500          Debt conversions     11
05/03/2011           9,385,000          $10,000          Debt conversions      1
05/03/2011           2,184,900          $ 2,400          Debt conversions      7
05/03/2011           2,352,900          $ 2,000          Debt conversions     11
05/04/2011             982,100          $ 1,100          Debt conversions      4
05/04/2011             446,400          $   500          Debt conversions      7
05/04/2011           2,500,000          $ 2,000          Debt conversions     11
05/05/2011           2,515,000          $ 2,500          Debt conversions      7
05/05/2011          24,572,400          $25,000          Debt conversions     10
05/06/2011          25,000,000          $25,000          Debt conversions      8
05/08/2011          31,000,000          $23,250          Debt conversions      6
05/10/2011          19,000,000          $15,200          Debt conversions      2
05/11/2011          25,974,000          $25,000          Debt conversions     10
05/11/2011           5,000,000          $10,000          Debt conversions
05/12/2011           2,232,100          $ 2,500          Debt conversions      4
05/13/2011           5,000,000          $ 5,000          Services rendered     9
05/13/2011           3,125,000          $ 2,500          Debt conversions     11
05/16/2011          18,500,000          $20,720          Debt conversions      4
05/16/2011          16,071,400          $18,000          Debt conversions      7
05/16/2011          20,833,300          $25,000          Debt conversions      8
05/18/2011          13,333,300          $20,000          Debt conversions      3
05/18/2011          19,000,000          $16,150          Debt conversions      5
05/19/2011           2,000,000          $ 2,500          Debt conversions     11
05/20/2011          20,833,300          $25,000          Debt conversions      8
05/23/2011          25,974,000          $25,000          Debt conversions     10
05/24/2011          20,833,300          $35,000          Debt conversions      4
05/24/2011          21,052,600          $20,000          Debt conversions      6
05/24/2011          25,974,000          $25,000          Debt conversions     10
05/25/2011          34,400,000          $43,000          Debt conversions      2
05/25/2011           7,554,600          $22,664          Services rendered     9
05/26/2011          15,000,000          $18,000          Debt conversions     11

05/27/2011          20,833,300          $25,000          Debt conversions      8
05/27/2011           2,597,400          $ 7,792          Services rendered     9
05/27/2011           5,769,200          $ 7,500          Debt conversions     11
06/01/2011           5,238,100          $ 5,500          Debt conversions     11
06/02/2011           8,507,100          $ 8,932          Debt conversions     11
06/03/2011           2,083,300          $ 5,208          Services rendered
06/03/2011           2,083,300          $ 5,208          Services rendered
06/13/2011           7,894,800          $10,500          Debt conversions      7
06/14/2011           6,391,000          $ 8,500          Debt conversions      7
06/15/2011          25,570,000          $25,000          Debt conversions     10
06/15/2011           4,210,500          $ 4,000          Debt conversions     11
06/16/2011          37,000,000          $37,000          Debt conversions      2
06/16/2011           2,597,400          $ 4,935          Services rendered     9
06/16/2011           2,222,200          $ 2,000          Debt conversions     11
06/16/2011           1,500,000          $ 2,850          Services rendered
06/20/2011          26,315,800          $25,000          Debt conversions      6
06/20/2011          11,858,100          $14,500          Debt conversions      7
06/22/2011           4,844,400          $ 1,568          Debt conversions     11
06/23/2011           1,904,800          $ 2,000          Debt conversions     11
06/24/2011           6,044,000          $ 5,500          Debt conversions     11
06/27/2011          14,285,700          $10,000          Debt conversions      7
06/27/2011          22,857,200          $16,000          Debt conversions     11
06/28/2011           2,917,200          $ 2,042          Debt conversions     11
06/29/2011          14,285,700          $10,000          Debt conversions      7
06/29/2011          41,322,400          $25,000          Debt conversions     10
06/30/2011          17,700,000          $ 8,850          Debt conversions      5
06/30/2011           5,145,800          $ 3,600          Debt conversions      7
06/30/2011           2,457,000          $ 4,914          Services rendered     9
06/30/2011          37,248,500          $24,258          Debt conversions     11
07/05/2011          41,322,300          $25,000          Debt conversions     10
07/06/2011           4,511,300          $ 6,000          Debt conversions      4
07/06/2011           5,991,200          $ 7,580          Debt conversions      4
07/06/2011             127,500          $   250          Debt conversions      7
07/08/2011          52,000,000          $26,000          Debt conversions      2
07/08/2011          50,000,000          $25,000          Debt conversions      6
07/08/2011          33,672,500          $25,000          Debt conversions     10
07/11/2011          15,306,200          $30,000          Debt conversions      7
07/19/2011          10,073,300          $27,500          Debt conversions      7

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(1)   Represents same entity.
(2)   Represents same entity.
(3)   Represents same entity.
(4)   Represents same entity.
(5)   Represents same entity
(6)   Represents same entity
(7)   Represents same entity
(8)   Represents same entity
(9)   Represents same entity
(10)  Represents same entity
(11)  Represents same entity

     No broker or underwriter was involved in any of the above transaction Management believes the above shares of Common Stock were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. No broker or underwriter was involved in any of the above transactions.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: July 26, 2011
                                            SAVWATT USA, INC.


                                            By: /s/ Michael Haug
                                               ---------------------------------
                                               Michael Haug
                                               Chief Executive Officer


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